Exhibit 24

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; DONALD T. GRIMES; and R. PAUL GUERRE, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2012, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 5, 2013	/s/ Jeffrey M. Boromisa
Jeffrey M. Boromisa

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; DONALD T. GRIMES; and R. PAUL GUERRE, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2012, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 8, 2013	/s/ William K. Gerber
William K. Gerber

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; DONALD T. GRIMES; and R. PAUL GUERRE, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2012, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 8, 2013	/s/ Alberto L. Grimoldi
Alberto L. Grimoldi

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; DONALD T. GRIMES; and R. PAUL GUERRE, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2012, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 13, 2013	/s/ Joseph R. Gromek
Joseph R. Gromek

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; DONALD T. GRIMES; and R. PAUL GUERRE, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2012, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 5, 2013	/s/ David T. Kollat
David T. Kollat

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; DONALD T. GRIMES; and R. PAUL GUERRE, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2012, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 7, 2013	/s/ Brenda J. Lauderback
Brenda J. Lauderback

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; DONALD T. GRIMES; and R. PAUL GUERRE, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2012, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 6, 2013	/s/ Nicholas T. Long
Nicholas T. Long

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; DONALD T. GRIMES; and R. PAUL GUERRE, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2012, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 21, 2013	/s/ Timothy J. O’Donovan
Timothy J. O’Donovan

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; DONALD T. GRIMES; and R. PAUL GUERRE, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2012, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 7, 2013	/s/ Shirley D. Peterson
Shirley D. Peterson

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; DONALD T. GRIMES; and R. PAUL GUERRE, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended December 29, 2012, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 10, 2013	/s/ Michael A. Volkema
Michael A. Volkema